Exhibit 10.11

                          SCIENCE DYNAMICS CORPORATION


                                February 11, 2005


Scott J. Giordano
Loeb & Loeb LLP
345 Park Avenue
New York, New York 10154
Direct Dial:  (212) 407-4104
Fax:  (212) 407-4990

             RE: Science Dynamics Corporation - Escrow Release Gross Escrow Deposit: $2,000,000

Dear Mr. Giordano:

      These instructions are given to you pursuant to a Funds Escrow Agreement among Science Dynamics Corporation (the "Company"), Laurus Master Fund, Ltd. and Loeb & Loeb LLP as Escrow Agent. Subject to the terms set forth below, you are instructed to disburse $2,000,000 of the investor's funds received by you to and on the Company's behalf as follows:



      1. $1,907,500- Science Dynamics Corporation pursuant to the following wire instructions:

         Bank:             Commerce Bank N.A.
                           1701 Rt. 70E
                           Cherry Hill, NJ 08034
                           Tel: 856-988-8234

         Account Name:     Science Dynamics Corporation
         Account No:                7613409
         ABA Routing:               031201360
         Swift Number:              CBNAUS33

      2. $78,000- Laurus Capital Management, L.L.C. (management fees), pursuant to the following wire instructions:

                    Bank:                     North Fork Bank
                                              New York, NY 10022
                    ABA Number:               021407912
                    For Credit to:            Laurus Capital Management, LL.C.
                    Account Number:           2774045278

      3. $12,500 - Laurus Capital Management, L.L.C. (for payment in full of all due diligence and documentation fees owed by the Company), pursuant to the following wire instructions:

                    Bank:                     North Fork Bank
                                              New York, NY 10022
                    ABA Number:               021407912
                    For Credit to:            Laurus Capital Management, LL.C.
                    Account Number:           2774045278


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      4.  $2,000 - Loeb & Loeb LLP  (for  escrow  agent  fee),  pursuant  to the following wire instructions:

                           Bank:            Citibank, N.A.
                           ABA No:          021000089
                           Acct. No.:       02674308
                           Reference:       Laurus Escrow Arrangement

                                         Very truly yours,




                                         SCIENCE DYNAMICS CORPORATION

                                         By:
                                             ----------------------------------




Accepted and Agreed:

Laurus Master Fund, Ltd.

By:
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